Exhibit 99.1

Quarterly

Operating Supplement

Third Quarter 2005

Quarterly Operating Supplement

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Quarterly Operating Supplement

September 30, 2005

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. and its consolidated subsidiaries on a GAAP basis, and includes selected information prepared on a statutory accounting basis. The financial information for Radian Asset Assurance Inc. contained in operating supplements prior to the Second Quarter 2005 was prepared on a statutory accounting basis.

Radian Reinsurance Inc. (“Radian Reinsurance”) was merged with and into Radian Asset Assurance Inc. effective as of June 1, 2004. All financial information presented herein is as if the merger had occurred on January 1, 2004.

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”) and Fitch Ratings and Aa3 by Moody’s Investor Services (“Moody’s”), provides credit enhancement to the holders of debt obligations and asset-backed securities. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian Asset Assurance Inc. plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Introductory Note / Company Profile / Company Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Nine months ended
	September 30 2005	September 30 2004	September 30 2005	September 30 2004
Revenues
Gross premiums written	$78,091	$73,767	$155,241	$139,795
Ceded premiums written	(227)	(713)	(3,057)	(3,283)

Net premiums written	77,864	73,054	152,184	136,512
Increase (decrease) in unearned premiums	22,509	16,602	(2,740)	(9,691)

Premiums earned	55,355	56,452	154,924	146,203

Net investment income	22,289	21,389	65,194	62,792
Gain on sale of investments	3,036	1,131	8,152	6,988
Change in fair value of derivative instruments	41,628	5,734	39,376	6,988

Total revenues	122,308	84,706	267,646	222,971

Expenses
Losses and loss adjustment expenses	10,454	12,412	25,370	42,054
Policy acquisition costs	13,030	12,047	39,187	29,911
Other operating expenses	18,085	13,078	46,991	34,975
Other expense	3,935	2,725	10,004	7,821

Total expenses	45,504	40,262	121,552	114,761

Income before income taxes	76,804	44,444	146,094	108,210
Income tax expense	23,067	12,410	36,019	24,360

Net income	$53,737	$32,034	$110,075	$83,850

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated GAAP Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	September 30 2005	December 31 2004
Assets
Investments:
Fixed maturity securities, available for sale, at market (amortized cost $2,008,139 and $1,929,921)	$2,068,847	$2,008,416
Trading securities, at market (cost $16,360 and $16,848)	22,966	22,436
Common stock, at market (cost $931)	1,049	1,049
Short-term investments	112,466	112,452

Total Investments	2,205,328	2,144,353
Cash and cash equivalents	16,043	14,017
Accrued interest and dividends receivable	25,538	28,211
Premiums and other receivables	42,865	49,638
Deferred policy acquisition costs	138,194	141,944
Prepaid reinsurance premiums	2,072	1,846
Reinsurance recoverable on unpaid losses	2,556	2,235
Prepaid federal income taxes	11,495	10,978
Credit derivatives	57,490	25,309
Other assets	15,716	12,368

Total Assets	$2,517,297	$2,430,899

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$191,087	$216,202
Reinsurance payable on paid losses and loss adjustment expenses	4,687	6,417
Unearned premiums	618,959	623,677
Deferred federal income taxes	80,625	75,926
Federal income taxes payable	1,408	5,943
Payable to affiliates	8,241	9,686
Accrued expenses and other liabilities	48,941	20,682

Total Liabilities	953,948	958,533

Shareholder’s Equity
Common stock – $150 par value
Authorized, issued and outstanding – 100,000 shares	15,000	15,000
Additional paid-in capital	590,579	590,579
Retained earnings	912,069	801,994
Accumulated other comprehensive income	45,701	64,793

Total Shareholder’s Equity	1,563,349	1,472,366

Total Liabilities and Shareholder’s Equity	$2,517,297	$2,430,899

*	See Consolidated Explanatory Notes on page 15.

**	Except share amounts.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated GAAP Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Information* ($ Thousands except ratios)

	Quarter ended		Percent Change	Nine months ended		Percent Change
	September 30 2005	September 30 2004		September 30 2005	September 30 2004
Statutory Net Income	$23,669	$6,102	287.9%	$89,565	$25,025	257.9%

Statutory Ratios

	Quarter ended		Nine months ended
	September 30 2005	September 30 2004	September 30 2005	September 30 2004
Loss and Loss Adjustment Expense Ratio	–3.0%	6.8%	–1.3%	88.9%
Underwriting Expense Ratio	41.2%	44.4%	50.2%	44.5%

Combined Ratio	38.2%	51.2%	48.9%	133.4%

Total Claims-Paying Resources and Leverage Ratios*

($ Thousands except ratios)

	September 30 2005	December 31 2004
Capital and Surplus	$1,061,858	$1,003,748
Contingency Reserve	282,389	251,674

Qualified Statutory Capital	1,344,247	1,255,422

Unearned Premium Reserve	709,391	694,611
Loss and Loss Expense Reserves	60,561	87,332

Total Policyholders’ Reserves	2,114,199	2,037,365

Present Value of Future Installment Premiums	282,472	251,242

Reinsurance and Soft Capital Facilities	150,000	245,000

Total Claims-Paying Resources	$2,546,671	$2,533,607

Net Debt Service (Principal and Interest) Outstanding	$103,121,732	$101,499,932
Capital Leverage Ratio [1]	77:1	81:1
Claims-Paying Ratio [2]	40:1	40:1

*	See Consolidated Explanatory Notes on page 15.

[1]	Capital Leverage Ratio: Net debt service/Qualified statutory capital.

[2]	Claims-Paying Ratio: Net debt service/Total claims-paying resources.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Statutory Information / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended		Percent Change	Nine months ended		Percent Change
	September 30 2005	September 30 2004		September 30 2005	September 30 2004
Public Finance Direct	$22,540	$10,006	125.3%	$51,286	$35,871	43.0%
Structured Finance Direct	19,948	23,749	–16.0%	52,608	79,053	–33.5%
Public Finance Reinsurance	23,374	19,305	21.1%	61,354	56,202	9.2%
Structured Finance Reinsurance	3,092	6,407	–51.7%	16,355	23,813	–31.3%
Trade Credit Reinsurance	9,137	14,300	–36.1%	28,380	41,273	–31.2%

	78,091	73,767	5.9%	209,983	236,212	–11.1%
Impact of Recapture	—	—		(54,742)	(96,417)	43.2%

	$78,091	$73,767	5.9%	$155,241	$139,795	11.0%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended		Percent Change	Nine months ended		Percent Change
	September 30 2005	September 30 2004		September 30 2005	September 30 2004
Public Finance Direct	$7,651	$7,327	4.4%	$24,667	$19,516	26.4%
Structured Finance Direct	20,108	19,911	1.0%	57,098	57,391	–0.5%
Public Finance Reinsurance	10,058	9,725	3.4%	25,661	30,810	–16.7%
Structured Finance Reinsurance	4,544	7,285	–37.6%	15,563	24,948	–37.6%
Trade Credit Reinsurance	12,994	12,204	6.5%	36,474	38,430	–5.1%

	55,355	56,452	–1.9%	159,463	171,095	–6.8%
Impact of Recapture	—	—		(4,539)	(24,892)	81.8%

	$55,355	$56,452	–1.9%	$154,924	$146,203	6.0%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of September 30, 2005

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2005	$579.6	$37.3	$9.2	$46.5
2006	502.3	77.3	75.2	152.5
2007	444.7	57.6	62.0	119.6
2008	395.0	49.7	45.1	94.8
2009	355.2	39.8	38.1	77.9

2005 – 2009	355.2	261.7	229.6	491.3
2010 – 2014	208.8	146.4	75.0	221.4
2015 – 2019	106.8	102.0	16.2	118.2
2020 – 2024	43.3	63.5	9.8	73.3
After 2025	0.0	43.3	9.3	52.6

Total	—	$616.9	$339.9	$956.8

*	See Consolidated Explanatory Notes on page 15.

**	This table depicts the expected amortization of the unearned premium for the existing financial guaranty portfolio, assuming no advance refundings as of September 30, 2005. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Nine months ended
	September 30 2005	September 30 2004	September 30 2005	September 30 2004
Claims Paid
Trade Credit	$3,454	$3,262	$13,101	$28,163
Financial Guaranty	(201)	7,469	11,284	23,890
Conseco Finance Corp	7,443	8,225	23,393	23,307

	10,696	18,956	47,778	75,360
Impact of Recapture	—	—	—	7,488

Total	$10,696	$18,956	$47,778	$82,848

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$6,684	$6,009	$13,738	$20,319
Financial Guaranty	3,770	6,403	11,632	21,735

Total	$10,454	$12,412	$25,370	$42,054

Components of Losses and Loss Adjustment Expense Reserves

	September 30 2005	December 31 2004
Financial Guaranty
Case	$57,621	$91,905
Allocated non-specific	20,750	9,750
Unallocated non-specific	58,163	56,748

	136,534	158,403

Trade Credit and Other
Case	21,107	26,587
IBNR	33,446	31,212

	54,553	57,799

Total	$191,087	$216,202

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated Selected Loss Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information

($ Millions)

	September 30 2005	December 31 2004
Notional value	$19,377.5	$12,500.0

Gross gains	$81.8	$74.9
Gross losses	24.3	49.6

Net gains	$57.5	$25.3

Balance at January 1	$25.3	$(16.1)
Net gains	38.4	29.7
Settlements of derivatives contracts
Defaults	—	—
Recoveries	(6.2)	(4.0)
Payments	—	18.6
Early termination receipts	—	(2.9)

Balance at end of period	$57.5	$25.3

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated Selected Derivative Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights

Asset Quality

As of September 30, 2005, the book value of our investment portfolio was $2.2 billion, with an average duration of 6.6 years.

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

State	Net Par Outstanding (9/30/2005)	Percent of total Net Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
California	$4,832	6.8%	$5,243	7.9%
New York	4,796	6.7%	4,516	6.8%
Texas	3,434	4.8%	3,375	5.1%
Pennsylvania	2,750	3.9%	2,690	4.0%
Florida	2,702	3.8%	2,623	3.9%
Illinois	2,445	3.4%	2,589	3.9%
Massachusetts	1,919	2.7%	1,709	2.6%
New Jersey	1,850	2.6%	1,565	2.3%
Washington	1,385	2.0%	1,208	1.8%
Colorado	1,161	1.6%	1,142	1.7%
Top ten states – public finance subtotal	27,274	38.3%	26,660	40.0%
Total of other states – public finance	16,466	23.1%	17,800	26.7%
Domestic structured finance	21,861	30.7%	17,520	26.2%
International	5,633	7.9%	4,771	7.1%
Total	$71,234	100.0%	$66,751	100.0%

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Sector Breakout

Public Finance	Gross Par Outstanding (9/30/2005)	Percent of total Gross Par	Net Par Outstanding (9/30/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
General Obligations	$14,426	19.8%	$14,404	20.2%	$13,612	19.8%	$13,586	20.3%
Healthcare	8,276	11.4%	8,276	11.6%	8,191	11.9%	8,191	12.3%
Utilities	5,625	7.8%	5,513	7.7%	6,144	9.0%	6,014	9.0%
Transportation	4,684	6.4%	4,684	6.6%	5,059	7.4%	5,059	7.6%
Tax Backed	4,148	5.7%	4,144	5.8%	4,475	6.5%	4,471	6.7%
Education	3,375	4.6%	3,375	4.7%	3,601	5.3%	3,601	5.4%
Investor Owned Utilities	1,461	2.0%	1,461	2.1%	1,728	2.5%	1,728	2.6%
Long Term Care	1,186	1.6%	1,186	1.7%	1,126	1.6%	1,126	1.7%
Other Public Finance	1,146	1.6%	891	1.3%	1,451	2.1%	1,196	1.8%
Housing	599	0.8%	599	0.8%	693	1.0%	694	1.0%
Second-To-Pay Municipal Wrap	507	0.7%	507	0.7%	708	1.0%	708	1.1%
Subtotal Public Finance	$45,433	62.4%	$45,040	63.2%	$46,788	68.1%	$46,374	69.5%

Structured Finance	Gross Par Outstanding (9/30/2005)	Percent of total Gross Par	Net Par Outstanding (9/30/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
Collateralized Debt Obligations	$20,204	27.7%	$20,204	28.4%	$13,156	19.2%	$13,156	19.7%
Asset Backed – Consumer	1,678	2.3%	1,678	2.4%	2,728	4.0%	2,728	4.1%
Asset Backed – Commercial and Other	1,481	2.0%	1,481	2.1%	1,783	2.6%	1,783	2.7%
Other Structured Finance	1,450	2.0%	1,450	2.0%	912	1.3%	912	1.3%
Asset Backed – Mortgage and MBS	2,587	3.6%	1,381	1.9%	3,328	4.8%	1,798	2.7%
Subtotal Structured Finance	$27,400	37.6%	$26,194	36.8%	$21,907	31.9%	$20,377	30.5%
Total	$72,833	100.0%	$71,234	100.0%	$68,695	100.0%	$66,751	100.0%

Rating Distribution

Rating**	Gross Par Outstanding (9/30/2005)	Percent of total Gross Par	Net Par Outstanding (9/30/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
AAA	$20,699	28.4%	$19,492	27.4%	$13,403	19.5%	$11,881	17.8%
AA	14,900	20.4%	14,812	20.8%	15,989	23.3%	15,880	23.8%
A	19,892	27.3%	19,588	27.5%	21,941	32.0%	21,635	32.4%
BBB	14,271	19.6%	14,271	20.0%	14,009	20.4%	14,002	21.0%
Investment Grade	565	0.8%	565	0.8%	422	0.6%	422	0.6%
Below Investment Grade	1,158	1.6%	1,158	1.6%	1,602	2.3%	1,602	2.4%
Not Rated	1,348	1.9%	1,348	1.9%	1,329	1.9%	1,329	2.0%
Total	$72,833	100.0%	$71,234	100.0%	$68,695	100.0%	$66,751	100.0%

*	See Consolidated Explanatory Notes on page 15.

**	Indicated category reflects highest rating of the three rating agencies.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

10 Largest Public Finance Exposures

	Net Par Outstanding (9/30/2005)	Percent of total Net Par	Rating[1]
New York, New York GO	$643	0.9%	A+
Port Authority of New York & New Jersey	474	0.7%	AA–
California State GO	357	0.5%	A
Massachusetts State GO	340	0.5%	AA
Long Island Power Authority New York	317	0.4%	A–
New York City Muni Water Finance	309	0.4%	AA+
Illinois State GO	276	0.4%	AA
Jefferson County Alabama Gas & Sewer	275	0.4%	A
Metropolitan Transportation Authority New York	274	0.4%	A
Commonwealth of Puerto Rico GO	249	0.3%	BBB
Total	$3,514	4.9%

10 Largest Structured Finance Exposures

	Net Par Outstanding (9/30/2005)	Percent of total Net Par	Rating[2]
Second to Pay CDO Wrap	$450	0.6%	AAA
UK Static Synthetic Investment Grade CDO	450	0.6%	AAA
Global Static Synthetic Investment Grade CDO	400	0.6%	AAA
US Static Synthetic Investment Grade CDO	400	0.6%	AAA
UK Static Synthetic Investment Grade CDO	400	0.6%	AAA
UK Static Synthetic Investment Grade CDO	400	0.6%	AAA
US Static Synthetic Investment Grade CDO	400	0.6%	AAA
US Static Synthetic Investment Grade CDO	400	0.6%	AAA
CDO of ABS	390	0.5%	AA
Global CDO of ABS	390	0.5%	AAA
Total	$4,080	5.8%

*	See Consolidated Explanatory Notes on page 15.

[1]	Indicated category reflects highest rating of the three rating agencies.

[2]	Indicated category reflects highest rating of the three rating agencies. Represents lowest attachment point of transactions.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 9/30/2005	Ending Net Debt Service Outstanding
2005	$1,383	$101,799
2006	5,656	96,143
2007	7,167	88,976
2008	6,165	82,811
2009	8,037	74,774
2010 – 2014	27,460	47,314
2015 – 2019	17,508	29,806
2020 – 2024	13,008	16,798
After 2024	16,798	—
Total	$103,182

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (9/30/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
Direct	$18,973	93.9%	$11,704	89.0%
Assumed	1,231	6.1%	1,452	11.0%
Total	$20,204	100.0%	$13,156	100.0%

Total CDO Portfolio Rating Distribution

	Net Par Outstanding (9/30/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
AAA	$15,739	77.9%	$8,474	64.4%
AA	2,481	12.2%	2,612	19.9%
A	558	2.8%	790	6.0%
BBB	1,145	5.7%	619	4.7%
Below Investment Grade	161	0.8%	521	4.0%
Not Rated	120	0.6%	140	1.0%
Total	$20,204	100.0%	$13,156	100.0%

Direct CDO Underlying Asset Types

	Net Par Outstanding (9/30/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
Corporates	$17,548	92.5%	$10,577	90.4%
ABS	1,425	7.5%	1,127	9.6%
Total	$18,973	100.0%	$11,704	100.0%

*	All direct CDO deals are synthetic. $16,126 million of direct CDO net par outstanding, representing 85.0% of net par outstanding, was comprised of static deals as of 9/30/05. $2,847 million of direct CDO net par outstanding, representing 15.0% of net par outstanding, was comprised of managed deals as of 9/30/05.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated CDO Exposure

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian Asset Assurance Inc. (the “Company” or “Radian Asset”), Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Companies, Inc. and Asset Recovery Solutions.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for the Company for the year ended December 31, 2004, as filed in accordance with 15c2-12 of the Securities Exchange Act of 1934.

2. In May 2004, Moody’s provided Radian Asset with an initial insurance financial strength rating of Aa3. Concurrently, and in anticipation of the merger of Radian Reinsurance with and into Radian Asset, Moody’s downgraded the insurance financial strength rating of Radian Reinsurance from Aa2 to Aa3. As a result of this downgrade, two of the primary insurer customers had the right to recapture previously written business ceded to Radian Reinsurance. One of these customers agreed, without cost to or concessions by the Company, to waive its recapture rights. Effective February 28, 2005, the remaining primary insurer customer with recapture rights recaptured approximately $7.4 billion of par in-force that it had ceded to Radian Reinsurance, including $54.7 million of premiums written through the recapture date, $4.5 million of which already had been treated as earned under GAAP and was required to be recorded as an immediate reduction of earned premium at the time of recapture. Also, in connection with the recapture in the first quarter of 2005, the Company was reimbursed for policy acquisition costs of approximately $17.1 million for which the carrying value under GAAP was $18.8 million. This required the Company to write-off policy acquisition costs of $1.7 million. The aggregate result of the recapture was a reduction in pre-tax income of $6.2 million. In March 2005, without cost to or concessions by the Company, this customer waived its remaining right to recapture an additional $5.2 billion of par in force that it had ceded to the Company through December 31, 2004.

In October 2002, S&P downgraded the insurance financial strength rating of Radian Reinsurance, before its merger with and into Radian Asset from AAA to AA. As a result of this downgrade, effective January 31, 2004, one of the primary insurer customers of Radian Reinsurance exercised its right to recapture approximately $16.4 billion of par in force, including $96.4 million of written premiums with a GAAP carrying value of approximately $71.5 million. The entire impact of this recapture was reflected as a reduction of written premiums in the first quarter of 2004. Because the Company, in accordance with GAAP, already had reflected $24.9 million of these recaptured written premiums as having been earned, the Company was required to record the entire $24.9 million reduction in earned premiums in the first quarter of 2004. Also, in connection with the recapture in the first quarter of 2004, the Company was reimbursed for policy acquisition costs of approximately $31.0 million for which the carrying value under GAAP was $21.3 million. In addition, the Company also reimbursed the primary insurer approximately $7.5 million for case reserves which were net of $4.0 million of salvage. Finally, the Company took a charge of $0.8 million for mark-to-market adjustments related to certain insurance policies associated with the recapture. The sum of the above adjustments resulted in an immediate reduction of pre-tax income of $15.9 million. Without cost to or concessions by the Company, the remaining primary insurer customers with recapture rights agreed not to exercise those rights with respect to the October 2002 downgrade by S&P.

3. For the year to date period of 2005, policy acquisition costs were $9.3 million higher than the same period of 2004. The February 28, 2005 recapture resulted in a $1.7 million increase in policy acquisition costs, as compared to the January 31, 2004 recapture which resulted in a $9.7 million reduction.

4. Change in fair value of derivative instruments for the year to date period of 2005 was $39.4 million as compared to $7.0 million for the 2004 period. This increase is primarily the result of overall tightening of credit spreads.

5. The liability for losses and loss adjustment expenses decreased $25.1 million to $191.1 million at September 30, 2005 from $216.2 million at December 31, 2004. This decrease is primarily the result of $23.4 million of claims paid pertaining to Conseco Finance Corp. (“Conseco”)

6. Unearned premiums were $4.7 million lower at September 30, 2005 compared to December 31, 2004 primarily as a result of the February 28, 2005 recapture of financial guaranty business by one of the Company’s primary insurer customers.

7. The statutory loss and loss adjustment expense ratio for the nine months ended September 30, 2004 reflects the establishment of a $111.3 million reserve on a statutory basis (recorded on a GAAP basis in 2003) pertaining to Conseco.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Consolidated Explanatory Notes

Quarterly Operating Supplement

Safe Harbor Statement

All statements made in this document that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; the application of existing federal or state consumer lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted or applied, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments may review or investigate captive reinsurance arrangements used in the mortgage insurance industry), (ii) the outcome of private lawsuits that have been brought against us and other mortgage insurers under the Fair Credit Reporting Act or (iii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; and the loss of executive officers or other key personnel. Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2004 in the section immediately preceding Part I of the report. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

Quarterly Operating Supplement for the Period Ended Sept. 30, 2005 / Safe Harbor Statement